EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

            The undersigned executive officer of Alliance Bancorp Inc. of Pennsylvania (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the three months ended September 30, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 18, 2006	/s/ Dennis D. Cirucci
Dennis D. Cirucci
President and Chief Executive Officer